TAX-FREE MONEY MARKET FUND
Administrative:	APBXX
Service:	APDXX
Institutional:	APEXX
Select:	AIFXX
Premier	N/A

SUMMARY PROSPECTUS		December 31, 2014

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.cavanalhillfunds.com/FormsReports/Index.aspx#Prospectus. You can also get this information at no cost by calling 1-800-762-7085 or sending an e-mail request to info@cavanalhill.com. The Fund’s prospectus and Statement of Additional Information, both dated December 31, 2014, and most recent annual report, dated August 31, 2014, are incorporated by reference into this Summary Prospectus and may be obtained, without charge, at the website and by calling the phone number noted above.

Investment Objective
To seek high current income exempt from federal income tax.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment): None.

Annual Fund Operating Expenses (expenses that you pay each
year as a percentage of the value of your investment).	Administrative	Institutional	Select	Premier
Management Fees	0.15%	0.15%	0.15%	0.15%
Distribution and/or Service (12b-1) Fees	0.25%	—	—	0.50%
Other Expenses	0.47%	0.47%	0.47%	0.47%
Shareholder Servicing Fees	0.25%	0.25%	0.25%	0.25%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	0.88%	0.63%	0.63%	1.13%
Less Fee Waivers‡	-0.20%	-0.37%	-0.45%	-0.90%
Total Annual Fund Operating Expenses After Fee Waivers	0.68%	0.26%	0.18%	0.23%
‡
The Adviser has contractually agreed to waive 0.10% of its Management Fees. The Administrator has contractually agreed to waive 0.10% of its Administration Fee. Affiliates of the Adviser have contractually agreed to waive all Shareholder Servicing Fees to which they are entitled paid by Select and Premier Shares and 0.17% paid by Institutional Shares. The affiliate waivers result in a reduction of the Shareholder Servicing Fee paid by all purchasers of a Class to the extent shown in the table. The Distributor has contractually agreed to waive 0.45% of the Distribution/ Service (12b-1) Fee paid by the Premier Class. Contractual waivers are in place for the period through December 31, 2015 and may only be terminated or modified with the approval of the Fund’s Board of Trustees.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Administrative Shares	$69	$261	$468	$1,066
Institutional Shares	$27	$164	$315	$751
Select Shares	$18	$156	$307	$743
Premier Shares	$24	$270	$535	$1,294

www.cavanalhillfunds.com	1	1-800-762-7085

Principal Investment Strategy
As a fundamental policy, the Fund invests at least 80% of its assets in short-term municipal securities that provide income that is exempt from federal income tax and is not a tax preference item (which could result in alternative tax) for purposes of the federal alternative minimum tax under normal circumstances. Short-term municipal securities are debt obligations, such as bonds and notes, issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and other political subdivisions, agencies, instrumentalities and authorities, which generally have remaining maturities of one year or less. Municipal securities purchased by the Fund may also include rated and unrated variable and floating rate tax-exempt notes which may have a stated maturity in excess of one year but which will be subject to a feature permitting the Fund to demand payment within a year. The Fund may also invest in the securities of money market mutual funds that invest primarily in obligations exempt from federal income tax.

When selecting securities for the Fund’s portfolio, the portfolio manager first considers safety of principal and the quality of an investment. The portfolio manager then focuses on generating a high level of income. The portfolio manager generally evaluates investments based on interest rate sensitivity selecting those securities whose maturities fit the Fund’s interest rate sensitivity target and that the portfolio manager believes to be the best relative values. The dollar-weighted average portfolio maturity of the Fund will not exceed 60 days and the dollar-weighted average portfolio life cannot exceed 120 days. The Fund may invest in certain other short-term debt securities in addition to those described above. The Fund may invest up to 20% of its assets in obligations, the interest on which is either subject to federal income tax or treated as a preference item for purposes of the federal alternative minimum tax (“Taxable Obligations”). Taxable Obligations may include obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (some of which may be subject to repurchase agreements), certificates of deposit and bankers’ acceptances of selected banks, and commercial paper.

The Fund will invest only in those municipal securities and other obligations that are considered by the portfolio manager to present minimal credit risks. In addition, investments will be limited to those obligations that, at the time of purchase, (i) possess one of the two highest short-term ratings from a nationally recognized statistical rating organization (“NRSRO”), in the case of single-rated securities, or (ii) possess one of the two highest short-term ratings by at least two NRSROs, in the case of multiple-rated securities; or (iii) do not possess a rating ( i.e., are unrated) but are determined by the portfolio manager to be of comparable quality to the rated instruments eligible for purchase by the Fund under the guidelines adopted by the Board of Trustees.

Principal Investment Risks
Although the Fund seeks to preserve the value of your investment at $1.00 per share, loss of money is a risk of investing in the Fund. In addition, the principal risks of investing in the Fund, which could adversely affect the Fund’s net asset value, yield or total return are (in alphabetical order):

●	Credit Enhancement Risk — A “credit enhancer,” such as a letter of credit, may decline in quality and lead to a decrease in the value of the Fund’s investments.

●
Credit Risk — Credit risk is the possibility that the issuer of a debt instrument will fail to repay interest and principal in a timely manner or a counterparty may be unable to fulfill an obligation to repurchase securities from the Fund, reducing the Fund’s return.

●
Interest Rate Risk — The value of the Fund’s interest-bearing investments may decline due to an increase in interest rates. In general, the longer a security’s maturity, the greater the interest rate risk. The Fund’s yield may decrease due to a decline in interest rate.

●
Issuer Specific — The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, earnings and sales trends, investor perceptions, financial leverage or reduced demand for the issuer’s goods or services.

●	Liquidity Risk — Certain securities may be difficult or impossible to sell at the time and the price that would normally prevail in the market.

●	Management Risk — There is no guarantee that the investment techniques and risk analyses used by the Fund’s portfolio managers will produce the desired results.

●	Market Risk — The market value of a security may move up and down, sometimes rapidly and unpredictably.

●
Tax Risk — The issuer of securities may fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences. Also, the use of investment practices that seek to minimize tax consequences may lead to investment decisions that do not maximize the returns on an after-tax basis. Economic developments or unforeseeable investor redemptions may also reduce returns without any corresponding increase in tax efficiency.

To the extent that the Fund makes investments with additional risks, those risks could increase volatility or reduce performance. The Fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and may increase the amount of taxes that you pay.

For more information about these risks, please refer to the section titled “Investment Practices and Risks” in the Fund’s prospectus. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

www.cavanalhillfunds.com	2	1-800-762-7085

Performance Information
The bar chart and the performance table below illustrate some of the risks and return volatility of an investment in the Fund by showing changes in the Fund’s performance from year to year and by showing the Fund’s average annual returns for 1 and 5 years, and since inception. The Fund’s past performance does not necessarily indicate how the Fund will perform in the future. Updated performance information may be obtained on the Fund’s website www.cavanalhillfunds.com or by calling 1-800-762-7085.

This bar chart shows changes in the Fund’s performance from year to year1. The returns for Administrative, Institutional and Premier Shares will differ from the returns for Select Shares (which are shown in the bar chart) because of differences in the expenses of each class.

Annual Total Returns for Select Shares (Periods Ended 12/31)
1The performance information shown above is based on a calendar year. The Fund’s total return from 1/1/14 to 9/30/14 was 0.00%.

This table shows the Fund’s average annual total returns for periods ended December 31, 2013. Administrative and Institutional Class Shares commenced operations on January 2, 2007. The performance shown for periods before January 2, 2007 is that of the Select Class Shares, which commenced operations on April 11, 2005. The Premier Class Shares commenced operations on September 17, 2012; performance shown for prior periods is that of the Select Class. In each case, when predecessor information is used, performance has not been adjusted to reflect the differences in fees and other expenses between classes. The shares would have substantially similar performance because shares are invested in the same portfolio of securities and the performance would have differed only to the extent that the classes have different expenses.

Average Annual Total Returns for Administrative, Institutional, Select and Premier Shares and predecessors.
(Periods Ended 12/31/2013)

Tax-Free Money Market Fund	1 Year	5 Year	Since Inception
Administrative Shares	0.01%	0.02%	0.66%
Institutional Shares	0.01%	0.09%	0.84%
Select Shares	0.01%	0.13%	1.31%
Premier Shares	0.02%	0.13%	0.02%

Yield
The 7-day yield for the period ended 12/31/13 was 0.00% for Administrative Shares; 0.00% for Institutional Shares; 0.00% for Select Shares; and 0.00% for Premier Shares.

You may obtain the most current yield information for the Fund by calling (800) 762-7085.

Investment Adviser
Cavanal Hill® Investment Management, Inc. serves as the investment adviser for the Fund.

www.cavanalhillfunds.com	3	1-800-762-7085

Purchase and Sale of Fund Shares
The following initial and additional purchase requirements apply:

	Initial Purchase	Additional Purchases
Administrative Shares	$1,000	None
Institutional Shares	$100,000	None
Select Shares	$1,000,000	None
Premier Shares – Available only to certain BOSC, Inc. customers.	$1,000	None

Shares may be sold (redeemed) on any business day. You may sell by:
●	Sending a written request by mail to the Funds Custodian: BOKF, NA, Attention: Cavanal Hill Funds, P.O. Box 182730, Columbus, Ohio 43218-2730.

●	Sending a written request by overnight mail to: Cavanal Hill Funds, c/o Citi Fund Services, Attn.: T.A. Operations, 3435 Stelzer Road, Columbus, Ohio 43219-3035.

●	Calling us at 1-800-762-7085 with instructions as to how you wish to complete the transaction (mail, wire, electronic transfer).

Tax Information
The Fund intends to distribute a majority of income as exempt-interest dividends. These dividends generally are excludable from a shareholder’s gross income for federal income tax purposes. However, a portion of the Fund’s distributions may be taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Retirement accounts may be taxed at a later date.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund or its service providers may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

www.cavanalhillfunds.com	4	1-800-762-7085